UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                                  July 31, 2008
                Date of Report (Date of earliest event reported)


                                FIRST BANKS, INC.
             (Exact name of registrant as specified in its charter)


          MISSOURI                     0-20632                  43-1175538
(State or other jurisdiction    Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)


                 135 NORTH MERAMEC, CLAYTON, MISSOURI     63105
               (Address of principal executive offices) (Zip code)


                                 (314) 854-4600
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

( ) Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                FIRST BANKS, INC.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION..................   1

ITEM 8.01  OTHER EVENTS...................................................   1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS..............................   1

SIGNATURE  ...............................................................   2




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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

       On July 31, 2008, First Banks, Inc. issued a press release announcing the completion of its planned capital raise, its financial results for the three and six months ended June 30, 2008 and the issuance of its restated consolidated financial statements. A copy of the press release is attached hereto as Exhibit 99.


ITEM 8.01  OTHER EVENTS.

       See Item 2.02.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits.

           Exhibit Number       Description
           --------------       -----------

                 99 Press release dated as of July 31, 2008 - filed herewith.

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                                    SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FIRST BANKS, INC.



Date: July 31, 2008                             By: /s/ Terrance M. McCarthy
                                                    ----------------------------
                                                        Terrance M. McCarthy
                                                        President and
                                                        Chief Executive Officer